SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           January 10, 2017
                            Date of Report
                 (Date of Earliest Event Reported)

                     ANVIA HOLDINGS CORPORATION
       (Exact Name of Registrant as Specified in its Charter)

                DOVE STREET ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                        000-55673                 81-3416105
(State or other            (Commission File Number)     (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)
                      Level 9, 127 Creek Street
                     Brisbane QLD 400, Australia
         (Address of principal executive offices) (zip code)
\
                           +614 3922 2377
           (Registrant's telephone number, including area code

                     9545 Wilshire Boulevard
                 Beverly Hills, California 90212
          (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On January 11, 2017, Anvia Holdings Corporation (formerly Dove Street Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 5,500,000 shares of common stock as follows:

               Ali Kasa       5,000,000

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On January 10, 2017, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on August 9, 2016 as amended and supplemented by the information contained in this report.

   The Registrant intends to develop a central source provider to develop competent tradesmen and make such tradesmen more accessible to the market. The Company envisions providing tradesmen placement services, entrpreneurial development, and home services on demand. The Company plans to provide training, certificate and placement and entrepreneur services. The Company will provide opportunities for visas and apprentice opportunities. The Company will support entrepreneurial development with franchise opportunities in roofing, plumbing, home renovation, electrical and carpentry In the home services area the Company owns Anvia Home Mobile App that provides consumers with easy, convenient and reliable method to select and hire qualified and trained service providers.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On January 10, 2017, the following events occurred:

        James M. Cassidy resigned as the Registrant's president, secretary and director.

        James McKillop resigned as the Registrant's vice president and director.

        Ali Kasa was named sole director of the Registrant:

        Ali Kasa was named President, Secretary and Chief Financial Officer of the Registrant.

   Ali Kasa serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. Mr. Kasa is the President and Chief Executive Officer of Anvia Corporation a company specializing in providing integrated platforms for tradesmen and those requiring the services such tradesmen. Prior to establishing Anvia, Mr. Kasa was the CEO of Egnitus Holdings Pty Ltd providing business growth solutions to businesses with offices in Australia, Malaysia, Saudi Arabia, the UK and Albania. Mr. Kasa has years ofpractical experience in starting, managing and exiting businesses and has sold over 26 new ventures. Mr. Kasa served as a consultant to several large international corporations in the areas of workforce planning, business
modeling and strategic planning.   In 2001, Mr. Kasa received an honorary
LLB from International Islamic University Malaya and in 2004, Mr. Kasa received a Master in Comparative Laws from International Islamic University Malaya. In 2013, Mr. Kasa received his MBA degree from AsiacUniversity.

                     SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                            ANVIA HOLDINGS CORPORATION

Date: January 12, 2017
                            /s/ Ali Kasa, President